Form 4 Joint Filer Information

Name:                                 Vertex Technology Fund Ltd

Address:                              51 Cuppage Road
                                      #10-08 Starhub Centre
                                      Singapore 229469

Designated Filer:                     Vertex Venture Holdings Ltd

Issuer & Ticker Symbol:               Versant Corporation (VSNT)

Date of Event
Requiring Statement:                          February 6, 2006

Signature:                            By: /s/ Chua Joo Hock
                                          -----------------------------
                                      Title: Director


Name:                                 Vertex Technology Fund (II) Ltd

Address:                              51 Cuppage Road
                                      #10-08 Starhub Centre
                                      Singapore 229469


Designated Filer:                     Vertex Venture Holdings Ltd

Issuer & Ticker Symbol:               Versant Corporation (VSNT)

Date of Event
Requiring Statement:                          February 6, 2006

Signature:                            By: /s/ Chua Joo Hock
                                          -----------------------------
                                      Title: Director


Name:                                 Vertex Management (II) Pte Ltd

Address:                              51 Cuppage Road
                                      #10-08 Starhub Centre
                                      Singapore 229469


Designated Filer:                     Vertex Venture Holdings Ltd

Issuer & Ticker Symbol:               Versant Corporation (VSNT)

Date of Event
Requiring Statement:                          February 6, 2006

Signature:                            By: /s/ Chua Joo Hock
                                          -----------------------------
                                      Title: Director


Name:                                 Vertex Investment International (III) Inc.

Address:                              P.O. Box 957
                                      Offshore Incorporations Centre
                                      Road Town, Tortola
                                      British Virgin Islands


Designated Filer:                     Vertex Venture Holdings Ltd

Issuer & Ticker Symbol:               Versant Corporation (VSNT)

Date of Event
Requiring Statement:                          February 6, 2006

Signature:                            By: /s/ Toh Kim Huat
                                          -----------------------------
                                      Title: Director